UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

Nextracker Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Paseo Padre Parkway, Fremont, California 94555

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 270-2500

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2023, the Board of Directors (the “Board”) of Nextracker Inc. (the “Company”) approved the Company’s long-term incentive program for fiscal year 2024 (the “Fiscal 2024 LTIP”). Under the Fiscal 2024 LTIP, each of the Company’s named executive officers (“NEOs”) will receive an annual grant of equity incentive awards for fiscal year 2024 in the form of (i) service-vesting restricted stock units (“RSUs”), (ii) performance-vesting restricted stock units (“PSUs”) and (iii) service-vesting stock options (“Options”), in each case under the Company’s Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan (the “Equity Plan”).

The table below sets forth the number of shares of the Company’s Class A Common Stock (“Shares”) underlying the awards of RSUs, PSUs (at target) and Options granted to each of the NEOs for fiscal year 2024, as approved by the Board.

Name	2024 RSUs (#)	2024 PSUs (at target) (#)	2024 Options (#)
Daniel Shugar Chief Executive Officer	142,912	142,912	153,521
David Bennett Chief Financial Officer	63,516	63,516	68,231
Howard Wenger President	76,220	76,220	81,878
Bruce Ledesma President—Strategy & Administration	50,813	50,813	54,585
Nicholas (Marco) Miller Chief Operating Officer	38,110	38,110	40,939
Léah Schlesinger General Counsel, Chief Ethics and Compliance Officer	31,758	31,758	34,116

The RSU awards will vest in three annual installments, with 30% vesting on each of the first two anniversaries of the grant date, and the remaining 40% vesting on the third anniversary of the grant date, in each case subject generally to the NEO’s continuous service through such vesting date.

The PSU awards will be earned and eligible to vest between 0% and 300% of the target number of Shares based on the Company’s level of achievement of two equally-weighted financial performance measures (revenue and EBITDA) during fiscal year 2024. The PSU awards are also subject to a cumulative three-year relative total shareholder return (“rTSR”) performance modifier measured at the end of fiscal year 2026. The earned PSUs will cliff-vest (as to service) on March 31, 2026, subject generally to the NEO’s continuous service through such vesting date.

The Options will cliff-vest on the third anniversary of the grant date, subject generally to the NEO’s continuous service through such vesting date. The exercise price for the Shares underlying such Options will be equal to the closing price of a Share as of the grant date.

The foregoing descriptions of the RSUs, PSUs and Options granted to our NEOs pursuant to the Fiscal 2024 LTIP is qualified in its entirety by reference to the full text of the form of RSU, PSU and Option award agreements evidencing such awards, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextracker Inc.

By:	/s/ Léah Schlesinger
Léah Schlesinger
General Counsel, Chief Ethics and Compliance Officer

Date: June 23, 2023